Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Financial Officer

I, Joseph R. Paul, Executive Vice President, Chief Financial Officer and Secretary of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1.)
The Quarterly Report on Form 10-Q of the Company for the period ended October 1, 2016  (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as applicable; and

(2.)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 1, 2016	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Secretary